UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2016

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, North Carolina 28277
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre- commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre- commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. Results of Operations and Financial Condition

On May 10, 2016, Snyder’s-Lance, Inc. held a conference call and live webcast to discuss its financial results for the third quarter ended April 2, 2016. The transcript of the conference call is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Transcript of earnings release conference call held on May 10, 2016.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER’S- LANCE, INC.
(Registrant)

Date: May 10, 2016

	By:	/s/ Gail Sharps Myers
Gail Sharps Myers
Senior Vice President, General Counsel
and Secretary
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